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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of Registrant as specified in its charter)

                 BERMUDA                                     NONE
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                Identification Number)


                               TEN TRINITY SQUARE
                                 LONDON EC3P 3AX
                                     ENGLAND
                     (Address of Principal Executive Office)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
No. 333-60982

Securities to be registered pursuant to Section 12(b) of the Act:

                                                                           Name of Each Exchange On Which
Title Of Each Class To Be So Registered                                    Each Class Is To Be Registered
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
Common Stock, par value $0.000115                                          New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:          None




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Item 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
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            Information with respect to the Common Stock is incorporated herein by reference to the section captioned "Description of Capital Stock" in the prospectus included in the Registration Statement on Form F-1 (Registration No. 333-60982) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission").

Item 2.     EXHIBITS

            1.1 Specimen Certificate for Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

            2.1   Memorandum of Association of the Registrant
                  (incorporated by reference to Exhibit 3.1 to the Registration Statement).

            2.2 Bye-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration
                  Statement).

            2.3 Memorandum of Increase in the Share Capital of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).


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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  May 21, 2001                WILLIS GROUP HOLDINGS LIMITED



                                           By: /JOSEPH J. PLUMERI/
                                               ---------------------------
                                               Name:  Joseph J. Plumeri
                                               Title: Executive Chairman